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                                                                   EXHIBIT 23.3


                          CONSENT OF ERNST & YOUNG LLP

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 4, 1996, with respect to the consolidated financial statements of US Radio, Inc. incorporated by reference in the Registration Statement (Form S-3) and related Prospectus of Clear Channel Communications, Inc.

                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP


Philadelphia, Pennsylvania
August 11, 1997